UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22072

NXG Cushing Midstream Energy Fund
(Exact name of registrant as specified in charter)

600 N. Pearl Street, Suite 1205

Dallas, TX 75201
(Address of principal executive offices) (Zip code)

John Musgrave

600 N. Pearl Street, Suite 1205

Dallas, TX 75201
(Name and address of agent for service)

214-692-6334

Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2024

Item 1. Reports to Stockholders.

(a)

Semi-Annual Report May 31, 2024

NXG Cushing® Midstream Energy Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports are made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge by contacting your financial intermediary or, if you invest directly with the Fund, calling 800-236-4424 to let the Fund know of your request. Your election to receive shareholder reports in paper will apply to all funds held in your account.

Investment Adviser NXG Investment Management 600 N Pearl Street Suite 1205 Dallas, TX 75201 (214) 692-6334 (888) 777-2346 www.nxgim.com

Table of Contents

Shareholder Letter (Unaudited)	1
Hypothetical Growth of a $10,000 Investment (Unaudited)	6
Key Financial Data (Supplemental Information) (Unaudited)	7
Allocation of Portfolio Assets (Unaudited)	8
Schedule of Investments (Unaudited)	9
Statement of Assets & Liabilities (Unaudited)	12
Statement of Operations (Unaudited)	13
Statements of Changes in Net Assets	14
Statement of Cash Flows (Unaudited)	15
Financial Highlights	16
Notes to Financial Statements (Unaudited)	17
Additional Information (Unaudited)	26
Board Approval of Investment Management Agreement (Unaudited)	30

The NXG Cushing® Midstream Energy Fund Shareholder Letter (Unaudited)

Dear Fellow Shareholder,

For the six month fiscal period ended May 31, 2024 (the “period”), the NXG Cushing® Midstream Energy Fund (the “Fund”) delivered a Net Asset Value Total Return (equal to the change in net asset value (“NAV”) per share plus reinvested cash distributions from underlying Fund investments during the period) of +16.05%, versus a total return of +16.35% for the S&P 500® Index (Total Return) (“S&P 500”).1 The Fund’s Share Price Total Return (equal to the change in market price per share plus reinvested cash distributions from underlying Fund Investments paid during the period) was +28.65%, for the period and differs from the Net Asset Value Total Return due to fluctuations in the discount of share price to NAV. The Fund’s shares traded at a 0.02% premium to NAV as of the end of the period, compared to a 9.71% discount at the end of the Fund’s last fiscal year and a 3.94% discount as of May 31, 2023. As measured by the Alerian Midstream Energy Select Index (Total Return) (“AMEI”), the performance of the midstream energy sector increased by +14.79% for the period.2

Industry Overview and Themes

The period continued the robust performance trend observed in the prior fiscal year, with the AMEI achieving a total return of +14.79%. Midstream management teams utilized improved financial metrics—such as positive free cash flow after dividends/distributions (“FCFaD”), strong balance sheets, and steady earnings—to drive equity returns, with increased implementation and execution of capital allocation frameworks.

The performance of midstream energy was further boosted by supportive crude oil prices, which averaged $78 per barrel for the period and surpassed $85 in early April.3 Demand for crude oil remained strong amid heightened global geopolitical tensions, including disruptions in the Middle East and Houthi attacks on shipping in the Red Sea. Furthermore, OPEC+ extended its voluntary production cuts of 2.2 million barrels per day.4

A more stable interest rate environment also contributed to this period’s performance, with the 10-year treasury yield averaging around 4.25%.5 While expectations for Federal Reserve rate cuts were deferred to later in the year, Chairman Powell communicated a cautious but dovish stance, indicating that cuts are still likely within the year.6

Conversely, natural gas prices faced challenges, plunging 52% peak-to-trough during the period to their lowest levels in nearly 30 years (other than COVID onset distortions) before recovering.7 This decline was attributed to milder weather and disruptions in export capacity, leading to significant inventory builds. The administration’s pause on issuing new permits for liquefied natural gas (“LNG”) export to non-FTA countries further dampened sentiment and could serve as a headwind to LNG export growth beyond 2027 if maintained for an extended period. However, the outlook for natural gas began to improve as numerous producers announced reductions in capital expenditure and curtailments in drilling and production activities, potentially marking the start of a

1	See index descriptions on page 5 of this report.
2	See index descriptions on page 5 of this report.

3	West Texas Intermediate (WTI) crude oil prices are based on daily closing prices obtained from the New York Mercantile Exchange (NYMEX).

4

OPEC. “Several OPEC+ countries announce extension of additional voluntary cuts of 2.2 million barrels per day for the second quarter of 2024.” Accessed March 3, 2024. https://www.opec.org/opec_web/en/press_room/7305.htm

5	U.S. 10-year Treasury yield data is based on daily closing values obtained from the U.S. Department of the Treasury website (https://www.treasury.gov).

6	Federal Reserve. “Transcript of Chair Powell’s Press Conference, March 20, 2024.” Accessed March 20, 2024. https://www.federalreserve.gov/mediacenter/files/FOMCpresconf20240320.pdf

7	Natural gas prices are based on daily closing prices at Henry Hub, obtained from the New York Mercantile Exchange (NYMEX).

bottoming process in anticipation of new demand for LNG feedgas later in the year. Investors also began to shift their focus toward emerging sources of power demand, particularly those driven by the rapid expansion of data centers to host artificial intelligence (AI) technology.

Merger and acquisition (M&A) activity remained a prominent theme in the midstream sector, with numerous transactions announced during the period. This activity included various asset sales, consolidations of joint venture interests, and two notable corporate mergers: Sunoco LP’s (NYSE: SUN) acquisition of NuStar Energy L.P. (NYSE: NS), and EQT Corporation’s (NYSE: EQT) pending acquisition of Equitrans Midstream Corporation (NYSE: ETRN). We anticipate that midstream consolidation will continue as companies seek to build scale and maintain pricing power, mirroring strategies employed by upstream producers.

Fund Performance and Strategy

For the period, the Fund delivered a +16.05% NAV total return, outperforming the total return of +14.79% for the Fund’s benchmark, the AMEI. Almost all subsectors contributed positively to overall results for the period, with the Natural Gas Gatherers & Processors, Natural Gas transportation & Storage, and Large-Cap Diversified MLPs subsectors generating the largest contributions to overall performance (contributions take relative weighting and total returns into account).

More specifically, the fund’s position in Equitrans Midstream led it to be the top absolute and a top relative contributor for the period. During the quarter, EQT Corp. announced its plan to merge with Equitrans Midstream in an all-stock transaction. Reuniting the two businesses will create one of the largest vertically integrated natural gas production companies in North America. This merger will enable a competitive FCF breakeven for the resulting entity, ensuring strong cash flow generation across commodity cycles.

Other top absolute contributors included Targa Resources Corp. (NYSE: TRGP) and Vistra Corp. (NYSE: VST). Targa Resources rallied at the start of the year, benefiting from its integrated wellhead-to-water Permian natural gas liquids (“NGLs”) footprint developed over recent years. Targa’s valuation quickly re-rated during the period, propelled by factors such as its long-term growth framework and improving financial outlook. Vistra benefited from its exposure to the Texas merchant power market which is expected to tighten significantly due to continued migration and the expansion of data centers within the state. VST also completed its acquisition of Energy Harbor Corp. (OTC: ENGH) in early March, adding approximately 4,000 MW of nuclear generation capacity, currently in high demand by data center operators.

On an absolute basis, the bottom contributors in order of most negative to least negative performance were Cheniere Energy, Inc. (NYSE: LNG), EnLink Midstream, LLC (NYSE: ENLC), and Genesis Energy, L.P. (NYSE: GEL). Cheniere Energy was impacted by negative sentiment in the LNG market due to the Department of Energy’s decision to pause non-Free Trade Agreement LNG export permits. While this decision affected many proposed LNG projects in the United States, it does not have a direct near-term impact on Cheniere. EnLink faced challenges due to weak natural gas prices and the announcement that it would no longer proceed with a previously announced carbon capture, utilization, and storage (“CCUS”) project. Genesis Energy traded lower due to weakening domestic soda ash fundamentals, following strong performance as a top contributor in the previous period.

Relative to the AMEI, the Fund benefited from overweight positions in the Exploration & Production (“E&P”), Utilities, and Natural Gas Gatherers & Processors subsectors. Notably, the Fund’s allocation to the E&P and Utilities subsectors, despite their absence from the benchmark, significantly contributed to its performance. The Large-Cap Diversified C-Corps, Canadian Midstream, and Large-Cap Diversified MLPs subsectors detracted from relative performance due to underweight positioning, although all three were significantly positive on an absolute basis.

On a relative basis, the Fund’s top contributors were Vistra, Viper Energy, Inc. (NASDAQ: VNOM), and Targa Resources. Both Vistra and Targa Resources posted strong absolute performance due to reasons previously mentioned and the Fund was overweight in both names. Viper Energy benefited from commodity strength during the period, trading higher alongside other oil and gas E&P companies. The company also benefited from positive investor reception to their conversion from a limited partnership to a c-corp during the period. All three companies remained in the Fund at the end of the period. Aside from Targa Resources, several other Natural Gas Gatherers & Processors, such as Kinetik Holdings Inc. (NYSE: KNTK) and Western Midstream Partners, LP (NYSE: WES) contributed positively to the Fund on a relative and absolute basis due to overweight positioning.

Relative to the AMEI, the Fund’s top detractors were Enbridge Inc. (NYSE: ENB; TSX: ENB), Enterprise Products Partners L.P. (NYSE: EPD), and Genesis Energy. Enbridge and Enterprise were the Fund’s top underweight positions, which both posted positive absolute returns but underperformed the benchmark during the period. The Fund was overweight Genesis Energy, which experienced negative absolute returns during the period due to previously mentioned factors. All three companies remained in the Fund at the end of the period.

Notably, eight of the Fund’s top nine overweight positions exhibited positive absolute returns, and seven of the nine outperformed the benchmark during the period. The Fund’s top four underweight allocations—Enbridge; Enterprise Products Partners; Keyera Corp. (TSX: KEY); and TC Energy Corporation (NYSE: TRP; TSX: TRP)—all underperformed the benchmark during the period, and the funds were put to better use in other areas of the Fund.

During the period, we positioned the Fund to seek to benefit from increased power demand driven by the rapid growth of artificial intelligence (“AI”) technology and the resulting data center expansion. We increased exposure to natural gas-focused midstream companies and Utilities like Vistra, which greatly benefited the Fund.

Leverage

The Fund’s investment strategy focuses on holding core positions in companies generating stable cash flows and long-term growth prospects. We also work diligently to optimize the use of leverage for additional income and total return potential. This involves leveraging investments when the probabilities of positive total return are deemed to be skewed favorably. As the prices of the Fund’s investment increase or decline, there is a risk that the impact to the Fund’s NAV and total return will be negatively impacted by leverage, but this strategy is designed to have a positive impact over the longer term.

Average leverage for the period was 132% of managed assets, which compares to an average 120% leverage ratio in the prior fiscal year.

Closing

The midstream energy sector, as represented by the AMEI has outperformed the S&P 500 for three consecutive calendar years and is off to a promising start for a fourth year. Despite this positive performance, both in absolute and relative terms, the valuation multiples of midstream companies—measured by enterprise value (EV) to EBITDA ratios—have remained relatively unchanged during this period. They continue to be discounted compared to pre-COVID levels and exhibit a roughly 38% discount to the S&P 500.

We believe the sustained capital discipline practiced by domestic producers represents one of the most bullish long-term developments for energy commodity prices. We remain resolute in our view that the ongoing theme of persistent underinvestment in the oil and gas sector will lead to a prolonged period of higher commodity prices and enhanced capital returns for the energy sector. This environment provides a favorable backdrop for energy equities, including midstream energy.

Moreover, even without the tailwinds from commodity prices, the current strength of the midstream sector’s balance sheets is unparalleled in recent history. With less need to allocate FCF towards reducing leverage, the prospects for enhanced cash returns to equityholders through growth in dividends/distributions and buybacks are evident. This strategy offers potential protection against future market volatility. Expectations for steady

EBITDA growth and a decrease in capital expenditure spending, especially as we move into 2025, mean the sector is well-positioned for robust FCF generation. As a result, returns to equity holders may rise in 2024 and 2025, even without a boost from energy macro tailwinds or an expansion in valuation multiples.

Therefore, our outlook for 2024 remains optimistic. This optimism is based on the durable FCF generation capabilities characteristic of midstream companies, which we believe will continue to drive idiosyncratic and uncorrelated total returns for equityholders. We believe the significant transformation of the midstream energy sector in recent years, alongside its positive FCF attributes, remains unrecognized and mispriced.

We truly appreciate your support and look forward to continuing to help you achieve your investment goals.

Sincerely,

John Musgrave
Chief Executive Officer, President, Chief Investment Officer and Portfolio Manager

The information provided herein represents the opinion of the Fund’s portfolio managers and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. The opinions expressed are as of the date of this report and are subject to change.

The information in this report is not a complete analysis of every aspect of any market, sector, industry, security or the Fund itself. Statements of fact are from sources considered reliable, but the Fund makes no representation or warranty as to their completeness or accuracy. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Past performance does not guarantee future results. Investment return, net asset value and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Since the Fund is a closed-end management investment company, shares of the Fund may trade at a discount or premium from net asset value. This characteristic is separate and distinct from the risk that net asset value could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below net asset value. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

An investment in the Fund involves risks. Leverage creates risks which may adversely affect returns, including the likelihood of greater volatility of net asset value and market price of the Fund’s common shares. The Fund is nondiversified, meaning it may con- centrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock vola- tility than a diversified fund.

The Fund will invest in energy companies, including Master Limited Partnerships (MLPs), which concentrate investments in the natural resources sector. Energy companies are subject to certain risks, including, but not limited to the following: fluctuations in the prices of commodities; the highly cyclical nature of the natural resources sector may adversely affect the earnings or operating cash flows of the companies in which the Fund will invest; a significant decrease in the production of energy commodities could reduce the revenue, operating income, operating cash flows of MLPs and other natural resources sector companies and, therefore, their ability to make distributions or pay dividends and a sustained decline in demand for energy commodities could adversely affect the revenues and cash flows of energy companies. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including tax risks; the limited ability to elect or remove management or the general partner or managing member; limited voting rights and conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand. Damage to facilities and infrastructure of MLPs may significantly affect the value of an investment and may incur environmental costs and liabilities due to the nature of their business. Investors in MLP funds incur management fees from underlying MLP investments. Small- and mid-cap stocks are often more volatile and less liquid than large-cap stocks. Smaller companies generally face higher risks due to their limited product lines, markets, and financial resources. Funds that invest in bonds are subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner. High yield securities have speculative characteristics and pres- ent a greater risk of loss than higher quality debt securities. These securities can also be subject to greater price volatility. An invest- ment in the Fund will involve tax risks, including, but not limited to: The portion, if any, of a distribution received by the Fund as the holder of an MLP equity security that is offset by the MLP’s tax deductions or losses generally will be treated as a return of capital to the extent of the Fund’s tax basis in the MLP equity security, which will cause income or gain to be higher, or losses to be lower, upon the sale of the MLP security by the Fund. Changes in tax laws, regulations or interpretations of those laws or regulations in the future could adversely affect the Fund or the energy companies in which the Fund will invest.

The potential tax benefits of investing in MLPs depend on them being treated as partnerships for federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation at the entity level, reducing the amount of cash available for distribution to the Fund which could result in a reduction of the Fund’s value.

The Fund incurs operating expenses, including advisory fees, as well as leverage costs. Investment returns for the Fund are shown net of fees and expenses.

The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The Alerian Midstream Energy Select Index is a capitalization-weighted index of North American energy infrastructure companies. Neither of these indices includes fees or expenses. It is not possible to invest directly in an index.

Certain information contained herein may constitute “forward-looking” statements, which can be identified by the use of forward-looking terminology such as “may,” “will,” “should,” expect,” “estimate,” or “believe” or other variations thereof. Such statements reflect various assumptions by NXG concerning anticipated trends or events, which may or may not occur. Due to various risks and uncertainties, actual events or results may differ materially from those reflected or contemplated in such forward-looking statements.

NXG Cushing® Midstream Energy Fund Hypothetical Growth of a $10,000 Investment (Unaudited)

AVERAGE ANNUAL RETURNS
May 31, 2024	1 Year	5 Year	10 Year
NXG Cushing Midstream Energy Fund	38.24%	8.43%	13.93%
S&P 500 Index (Total Return)	28.19%	15.80%	12.69%

Data for NXG Cushing Midstream Energy Fund (the “Fund”) represents returns based on the change in the Fund’s net asset value assuming the reinvestment of all dividends and distributions. These returns differ from the total investment return based on market value of the Fund’s shares due to the difference between the Fund’s net asset value of its shares outstanding (See page 16 for total investment return based on market value). Past performance is no guarantee of future results.

The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. You cannot invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.

NXG Cushing® Midstream Energy Fund Key Financial Data (Supplemental Unaudited Information)

The information presented below regarding Distributable Cash Flow is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. Supplemental non-GAAP measures should be read in conjunction with our full financial statements.

	Period From December 1, 2023 through May 31, 2024	Fiscal Year Ended 11/30/23	Fiscal Year Ended 11/30/22	Fiscal Year Ended 11/30/21	Fiscal Year Ended 11/30/20	Fiscal Year Ended 11/30/19 (a)
FINANCIAL DATA
Total income from investments
Distributions and dividends received, net of foreign taxes withheld	$5,164,012	$6,056,720	$6,332,521	$6,419,908	$4,819,519	$6,545,077
Interest	173,259	232,693	136,731	627	133,422	358,546
Other	0	0	2,418	0	0	300
Total income from investments	$5,337,271	$6,289,413	$6,471,670	$6,420,535	$4,952,941	$6,903,923
Adviser fee and operating expenses
Adviser fees, less reimbursement by Adviser	$760,736	$1,029,181	$1,153,052	$1,033,407	$708,002	$1,066,046
Operating expenses (b)	305,491	642,913	635,617	584,807	495,171	729,171
Interest and dividends	1,358,089	1,240,463	728,068	289,809	328,065	1,026,987
Other	0	0	0	0	0	641
Total Adviser fees and operating expenses	$2,424,316	$2,912,557	$2,516,737	$1,908,023	$1,531,238	$2,822,845
Distributable Cash Flow (DCF) (c)	$2,912,955	$3,376,856	$3,954,933	$4,512,512	$3,421,703	$4,081,078
Distributions paid on common stock	$7,540,636	$11,792,081	$5,764,151	$3,144,083	$5,418,435	$7,297,290
Distributions paid on common stock per share	$2.70	$5.40	$2.64	$1.44	$2.81	$4.32
Distribution Coverage Ratio
Before Adviser fee and operating expenses	0.7x	0.5x	1.1x	2.0x	0.9x	0.9x
After Adviser fee and operating expenses	0.4x	0.3x	0.7x	1.4x	0.6x	0.6x
OTHER FUND DATA (end of period)
Total Assets, end of period	174,446,911	106,906,471	122,764,805	115,899,449	73,831,898	99,026,398
Unrealized appreciation (depreciation), net of income taxes	20,054,381	5,957,291	4,027,857	1,484,452	(4,710,675)	851,190
Short-term borrowings	51,315,000	19,315,000	7,315,000	33,715,000	13,915,000	28,915,000
Short-term borrowings as a percent of total assets	29%	18%	6%	29%	19%	29%
Net Assets, end of period	122,510,761	84,805,681	93,160,415	80,882,596	59,659,139	69,717,658
Net Asset Value per common share	$41.97	$38.81	$42.67	$37.04	$27.32	$41.41
Market Value per share	$42.01	$35.04	$35.24	$31.67	$20.40	$37.84
Market Capitalization	$122,624,795	$76,560,648	$76,942,699	$69,147,993	$44,541,176	$254,825,988
Shares Outstanding	2,918,943	2,184,950	2,183,391	2,183,391	2,183,391	6,734,302

(a)	Per share data adjusted for 1:4 reverse stock split completed as of June 12, 2020.
(b)	Excludes expenses related to capital raising.
(c)	“Net Investment Income, before Income Taxes” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow: increased by the return of capital on MLP distributions.

NXG Cushing® Midstream Energy Fund Allocation of Portfolio Assets(1) (Unaudited) May 31, 2024 (Expressed as a Percentage of Total Investments)

Large Cap Diversified C Corps(2)(3)	25.8%
Natural Gas Gatherers & Processors(2)(3)	21.2%
Large Cap MLP(3)	13.5%
Exploration & Production(2)	5.2%
Natural Gas Transportation & Storage(2)	5.2%
Refiners(2)	5.2%
Utilities(2)(4)	3.9%
General Parterships(2)	2.9%
Integrated Oil (2)	2.8%
Crude Oil & Refined Products(3)(4)	2.4%
Canadian Midstream(2)	2.4%
Solar Equipment(2)	2.2%
Yield Co(2)(3)	2.0%
Upstream MLPs(3)	1.9%
Coal(3)	1.5%
Short-Term Investments	0.9%
Oilfield Services(2)	0.6%
Cryptocurrency Miners(2)	0.4%
100.0%

(1)	Fund holdings and sector allocations are subject to change and there is no assurance that the Fund will continue to hold any particular security.
(2)	Common Stock
(3)	Master Limited Partnerships and Related Companies
(4)	Preferred Stock

NXG Cushing® Midstream Energy Fund
Schedule of Investments (Unaudited)	May 31, 2024

Common Stock — 88.5%	Shares	Fair Value
Canadian Midstream — 3.1%
Keyera Corp(3)(4)	140,000	$3,707,106
Pembina Pipeline Corporation(3)(4)	3,435	127,601
		3,834,707
Cryptocurrency Miners — 0.6%
Cleanspark, Inc.(2)	45,000	723,150

Exploration & Production — 6.9%
Antero Resources Corporation(2)	12,500	445,375
Comstock Resources, Inc.	36,000	421,560
Range Resources Corporation	14,000	516,740
Viper Energy Inc	142,000	5,461,320
Vital Energy Inc(2)	32,000	1,563,200
		8,408,195
General Partnerships — 3.8%
Enlink Midstream LLC(1)	370,000	4,695,300

Integrated Oil — 3.7%
Cenovus Energy Inc.(3)	220,000	4,580,400

Large Cap Diversified C Corps — 28.2%
Cheniere Energy, Inc.	64,000	10,098,560
Kinder Morgan, Inc.(1)	450,000	8,770,500
ONEOK, Inc.(1)	70,000	5,670,000
Pembina Pipeline Corporation(1)(3)	107,565	3,993,889
Williams Companies, Inc.(1)	146,000	6,060,460
		34,593,409
Natural Gas Gatherers & Processors — 20.0%
Antero Midstream Corporation	250,000	3,662,500
DT Midstream, Inc.	115,000	7,714,200
Kinetik Holdings, Inc.	90,000	3,689,100
Targa Resources Corporation(1)	80,000	9,458,400
		24,524,200
Natural Gas Transportation & Storage — 7.0%
Equitrans Midstream Corporation	510,000	7,282,800
Excelerate Energy Inc	70,000	1,246,700
		8,529,500
Oilfield Services — 0.8%
Valaris Ltd(2)(3)	12,000	928,800

Refiners — 6.9%
Marathon Petroleum Corporation(1)	20,000	3,532,200
Phillips 66	35,000	4,973,850
		8,506,050
Solar Equipment — 2.9%
First Solar Inc(2)	13,000	3,532,880

See Accompanying Notes to the Financial Statements.

NXG Cushing® Midstream Energy Fund
Schedule of Investments (Unaudited)	May 31, 2024 — (Continued)

Common Stock — 88.5% (Continued)	Shares	Fair Value
Utilities — 2.7%
Vistra Corporation	34,000	$3,368,720

YieldCo — 1.9%
Clearway Energy, Inc.(1)	81,000	2,268,000
Total Common Stocks (Cost $95,413,477)		$108,493,311

MLP Investments and Related Companies — 40.6%	Units
Coal — 2.0%
Alliance Resource Partners LP	100,000	2,464,000

Crude Oil & Refined Products — 2.8%
Delek Logistics Partners L.P.	38,250	1,515,465
Genesis Energy L.P.	150,000	1,878,000
		3,393,465
Large Cap Diversified C Corps — 6.2%
Plains GP Holdings, L.P.(1)	420,000	7,564,200

Large Cap MLP — 18.0%
Energy Transfer, L.P.(1)	657,000	10,295,190
Enterprise Products Partners L.P.	170,000	4,845,000
MPLX, L.P.(1)	170,000	6,915,600
		22,055,790
Natural Gas Gatherers & Processors — 8.2%
Hess Midstream, L.P.(1)	150,000	5,212,500
Western Midstream Partners, L.P.(1)	130,000	4,851,600
		10,064,100
Upstream MLPs — 2.5%
TXO Energy Partners, L.P.	142,000	3,050,160

YieldCo — 0.9%
NextEra Energy Partners, L.P.(1)	31,000	1,045,010
Total MLP Investments and Related Companies (Cost $42,491,578)		$49,636,725

Preferred Stock — 2.9%
Crude Oil & Refined Products — 0.4%
NGL Energy Partners, L.P.(1)	20,313	$496,856

Utilities — 2.5%
Algonquin Power & Utilities Co(3)	50,000	1,064,000
NextEra Energy Capital Holdings, Inc.(1)	81,000	1,982,880
		3,046,880
Total Preferred Stock (Cost $3,714,336)		$3,543,736

See Accompanying Notes to the Financial Statements.

NXG Cushing® Midstream Energy Fund
Schedule of Investments (Unaudited)	May 31, 2024 — (Continued)

Short-Term Investments - Investment Companies — 1.1%	Shares	Fair Value
First American Government Obligations Fund - Class X, 5.24%(4)	701,771	$701,771
First American Treasury Obligations Fund - Class X, 5.22%(4)	701,771	701,771
Total Short-Term Investments - Investment Companies (Cost $1,403,542)		$1,403,542
Total Investments — 133.1% (Cost $143,022,933)		$163,077,314
Liabiliities in Excess of Other Assets - (33.1)%		(40,566,553)
Net Assets Applicable to Common Stockholders — 100.0%		$122,510,761

(1)	All or a portion of these securities are held as collateral pursuant to the loan agreements.
(2)	No distribution or dividend was made during the period ended May 31, 2024. As such, it is classified as a non-income producing security as of May 31, 2024.
(3)	Foreign issued security. Foreign concentration is as follows: Canada 11.00%, Bermuda 0.76%.
(4)	Rate reported is the current yield as of May 31, 2024.

See Accompanying Notes to the Financial Statements.

NXG Cushing® Midstream Energy Fund Statement of Assets & Liabilities (Unaudited) May 31, 2024

Assets
Investments, at fair value (cost $143,022,933)	$163,077,314
Receivable for investments sold	10,004,877
Distributions and dividends receivable	511,940
Prepaid expenses and other receivables	852,780
Total assets	174,446,911
Liabilities
Short-term borrowings	51,315,000
Payable to Adviser, net of waiver	147,519
Distributions and dividends payable	52,102
Accrued interest expense	277,962
Accrued expenses and other liabilities	143,567
Total liabilities	51,936,150
Net assets applicable to common stockholders	$122,510,761
Components of Net Assets
Capital stock, $0.001 par value; 2,918,943 shares issued and outstanding (unlimited shares authorized)	2,919
Additional paid-in capital	103,681,353
Accumulated undistributed net income	18,826,489
Net assets applicable to common stockholders	$122,510,761
Net asset value per common share outstanding (net assets applicable to common shares divided by common shares outstanding)	$41.97

See Accompanying Notes to the Financial Statements.

NXG Cushing® Midstream Energy Fund Statement of Operations (Unaudited) Period From December 1, 2023 through May 31, 2024

Investment Income
Distributions and dividends received, net of foreign taxes withheld of $76,732	$5,164,012
Less: return of capital on distributions	(2,570,277)
Distribution and dividend income	2,593,735
Interest income	173,259
Total Investment Income	2,766,994
Expenses
Advisor fees	950,920
Professional fees	103,606
Trustees’ fees	58,614
Administrator fees	51,406
Reports to stockholders	22,341
Fund accounting fees	20,932
Insurance expense	16,125
Transfer agent fees	13,918
Registration fees	13,404
Custodian fees and expenses	5,145
Total Expenses before Interest	1,256,411
Interest expense	1,358,089
Total Expenses	2,614,500
Less: expense waived by Adviser	(190,184)
Net Expenses	2,424,316
Net Investment Income	342,678
Realized and Unrealized Gain on Investments
Net realized gain on investments	6,894,494
Net realized gain on options	451,863
Net realized gain on investments and options	7,346,357
Net change in unrealized appreciation/depreciation of investments	14,096,864
Net Realized and Unrealized Gain on Investments	21,443,221
Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	$21,785,899

See Accompanying Notes to the Financial Statements.

NXG Cushing® Midstream Energy Fund Statements of Changes in Net Assets

	Period from December 1, 2023 through May 31, 2024 (Unaudited)	Fiscal Year Ended November 30, 2023
Operations
Net investment income (loss)	$342,678	$(289,571)
Net realized gain on investments and options	7,346,357	1,738,467
Net change in unrealized appreciation/depreciation of investments and options	14,096,864	1,929,863
Net increase in net assets applicable to common stockholders resulting from operations	21,785,899	3,378,759
Distribution and Dividends to Common Stockholders
Distributable earnings	—	(2,091,548)
Return of capital	(7,540,636)	(9,700,533)
Total distributions and dividends to common stockholders	(7,540,636)	(11,792,081)
Capital Share Transactions
Issuance of 2,294 and 1,559 common shares from reinvestment of distributions to stockholders, respectively	90,499	58,588
Proceeds from issuance of 728,317 and 0 shares in connection with exercising a rights offering	23,227,658	—
Proceeds from issuance of 3,382 and 0 shares in connection with at-the-market offering	141,660	—
Net increase in net assets applicable to common stockholders from capital share transactions	23,459,817	58,588
Total increase (decrease) in net assets applicable to common stockholders	37,705,080	(8,354,734)
Net Assets
Beginning of period	84,805,681	93,160,415
End of period	$122,510,761	$84,805,681

See Accompanying Notes to the Financial Statements.

NXG Cushing® Midstream Energy Fund Statement of Cash Flows (Unaudited) Period From December 1, 2023 through May 31, 2024

OPERATING ACTIVITIES
Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	$21,785,899
Adjustments to reconcile increase in the net assets applicable to common stockholders resulting from operations to net cash used in operating activities
Net change in unrealized appreciation/depreciation of investments	(14,096,864)
Purchases of investments	(159,811,168)
Proceeds from sales of investments	110,649,945
Proceeds from option transactions, net	9,743,943
Return of capital on distributions	2,570,277
Net realized gain on sales of investments	(7,346,357)
Net sales of short-term investments	1,639,678
Changes in operating assets and liabilities
Receivable for investments sold	(10,004,877)
Distributions and dividends receivable	(444,339)
Prepaid expenses and other receivables	(440,678)
Payable to Adviser, net of waiver	147,519
Payable for investments purchased	(2,566,809)
Accrued interest expense	276,878
Accrued expenses and other liabilities	(41,966)
Net cash used in operating activities	(47,938,919)
FINANCING ACTIVITIES
Proceeds from borrowing facility	66,000,000
Repayment of borrowing facility	(34,000,000)
Common stock issuance	23,369,318
Distributions and dividends paid to common stockholders	(7,430,399)
Net cash provided by financing activities	47,938,919
CHANGE IN CASH AND CASH EQUIVALENTS	—
CASH AND CASH EQUIVALENTS:
Beginning of period	—
End of period	$—
SUPPLEMENTAL DISCLOSURE OF CASH FLOW AND NON-CASH INFORMATION
Interest Paid	$1,081,211
Issuance of shares from re-investment of distributions	$58,588

See Accompanying Notes to the Financial Statements.

NXG Cushing® Midstream Energy Fund Financial Highlights

	Period from December 1, 2023 through May 31, 2024 (Unaudited)		Fiscal Year Ended November 30, 2023	Fiscal Year Ended November 30, 2022	Fiscal Year Ended November 30, 2021	Fiscal Year Ended November 30, 2020	Fiscal Year Ended November 30, 2019(1)
Per Common Share Data (2)
Net Asset Value, beginning of period	$38.81		$42.67	$37.04	$27.32	$41.40	$45.36
Income from Investment Operations:
Net investment income (loss)	11.58		(0.10)	(0.13)	(0.03)	(6.67)	(0.48)
Net realized and unrealized gain (loss) on investments	(5.72)		1.64	8.40	11.19	(4.60)	0.84
Total increase (decrease) from investment operations	5.86		1.54	8.27	11.16	(11.27)	0.36
Less Distributions and Dividends to Common Stockholders:
Net investment income	—		(0.96)	(0.73)	(0.44)	(2.81)	(4.32)
Return of capital	(2.70)		(4.44)	(1.91)	(1.00)	—	—
Total distributions and dividends to common stockholders	(2.70)		(5.40)	(2.64)	(1.44)	(2.81)	(4.32)
Net Asset Value, end of period	$41.97		$38.81	$42.67	$37.04	$27.32	$41.40
Per common share fair value, end of period	$42.01		$35.04	$35.24	$31.67	$20.40	$37.84
Total Investment Return Based on Fair Value (3)	28.65%		15.49%	20.17%	63.55%	(38.76)%	8.51%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$122,511		$84,806	$93,160	$80,883	$59,659	$69,718
Ratio of expenses to average net assets after waiver (4)	4.39%		3.52%	2.88%	2.47%	2.81%	3.73%
Ratio of net investment income (loss) to average net assets before waiver	0.28%		(0.66)%	(0.66)%	(0.41)%	(0.74)%	(1.40)%
Ratio of net investment income (loss) to average net assets after waiver	0.62%		(0.35)%	(0.33)%	(0.07)%	(0.42)%	(1.05)%
Portfolio turnover rate	50.16	%(5)	161.58%	142.52%	114.06%	77.57%	44.67%
Total borrowings outstanding (in thousands)	$56,315		$19,315	$7,315	$33,715	$13,915	$28,915
Asset coverage, per $1,000 of indebtedness(6)	$3,387		$5,391	$13,736	$3,399	$5,287	$3,411

(1)	Per share data adjusted for 1:4 reverse stock split completed as of June 12, 2020.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	Not annualized. The calculation assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(4)

The ratio of expenses to average net assets before waiver was 4.74%, 3.83%, 3.21%, 2.80%, 3.13%, and 4.08% for the period ended May 31, 2024 and fiscal years ended November 30, 2023, 2022, 2021, 2020, and 2019 respectively.

(5)	Not annualized.
(6)	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total borrowings.

See Accompanying Notes to the Financial Statements.

NXG Cushing® Midstream Energy Fund Notes to Financial Statements (Unaudited) May 31, 2024

1. Organization

NXG Cushing® Midstream Energy Fund (formerly, The Cushing® MLP & Infrastructure Total Return Fund) (the “Fund”) was formed as a Delaware statutory trust on May 23, 2007, and is a non-diversified, closed-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is managed by Cushing® Asset Management, LP, d/b/a NXG Investment Management (the “Adviser”). The Fund’s investment objective is to obtain a high after-tax total return from a combination of capital appreciation and current income. The Fund commenced operations on August 27, 2007. The Fund’s common shares are listed on the New York Stock Exchange under the symbol “SRV.”

2. Significant Accounting Policies

A. Use of Estimates

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services — Investment Companies, which is part of U.S. Generally Accepted Accounting Principles (“U.S. GAAP”).

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation

The Board of Trustees has designated the Adviser as the “valuation designee” for the Fund pursuant to Rule 2a-5 under the 1940 Act. The valuation designee is responsible for making fair value determinations pursuant to valuation policies and procedures adopted by the Adviser and the Fund (the “Valuation Policy”). A committee of voting members comprised of senior personnel of the Adviser considers various pricing issues and establishes fair valuations of portfolio securities and other instruments held by the Fund in accordance with the Valuation Policy (the “Valuation Committee”). The Adviser as valuation designee is subject to monitoring and oversight by the Board of Trustees. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer specific news. The Valuation Committee may consult with and receive input from third parties and will utilize a variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity, rating, indications of value from security dealers, evaluations of anticipated cash flows or collateral, spread over U.S. Treasury obligations, and other information and analysis. In addition, the Valuation Committee may consider valuations provided by valuation firms retained to assist in the valuation of certain of the Fund’s investments. Fair valuation involves subjective judgments. While the Fund’s use of fair valuation is intended to result in calculation of net asset value that fairly reflects values of the Fund’s portfolio securities as of the time of pricing, the Fund cannot guarantee that any fair valuation will, in fact, approximate the amount the Fund would actually realize upon the sale of the securities in question. It is possible that the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

The valuation designee uses the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to the Valuation Policy. The valuation of the portfolio securities of the Fund currently includes the following processes:

(i)    The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market® and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”). Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If no sale is reported on that date, the security will be valued at the last reported bid price. If the Valuation Committee (the “Committee”) determines that price is not representative of the actual market price, the Committee may determine the fair value of the security.

(ii)    Securities not traded on a U.S. exchange or NASDAQ and foreign securities that are traded on foreign exchanges whose operations are similar to the U.S. over-the-counter market will be valued at prices supplied by a pricing service. If the Committee determines that price is not representative of the actual market price, the Committee may determine the fair value of the security.

(iii)    Debt securities will be valued based on evaluated mean prices by an outside pricing service that employs a pricing model that takes into account bids, yield spreads, and/or other market data and specific security characteristics (e.g., credit quality, maturity and coupon rate). If a price cannot be obtained from pricing services, quotes from market makers or brokers may be used. When possible, more than one market maker or broker should be utilized and the mean of bid and ask prices should be used.

(iv)    Private Placements in Public Entities (“PIPES”) will be valued using the price of the publicly traded common stock as a baseline, deducting the discount realized on the original purchase and amortizing the difference over the restricted period.

(v)    Listed options on debt or equity securities are valued at the last sale price or, if there are no trades for the day, the mean of the closing bid price and ask price. Unlisted options on debt or equity securities are valued based upon their composite bid prices if held long, or their composite ask prices if held short. Futures are valued at the settlement price. Premiums for the sale of options written by an investment company registered under the 1940 Act (a “Registered Fund”) will be included in the assets of such Registered Fund, and the market value of such options will be included as a liability.

(vi)    For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are as of the close of regular trading on the Exchange each day the Exchange is open for trading (or earlier as may be specified by the Registered Fund) and translated into U.S. dollar equivalents at the current prevailing market rates as quoted by a pricing service.

(vii) Foreign securities are valued using “fair value factors”. Fair value factors consider daily trade activity and price changes for depositary receipts, exchange-traded funds, index futures, foreign currency exchange activity, or other relevant market data.

(viii) Over-the-counter options on foreign securities and currencies are fair valued by obtaining the “last available bid” from a single dealer that is either the writer or purchaser of the option.

(ix)    Swaps will be valued using market-based prices provided by pricing services or broker-dealer bid counterparty quotations.

(x)    Whenever trading in a listed security held in a portfolio is temporarily suspended, halted or delisted from an exchange, the security may be priced using the last closing price for a period of up to 5 business days. The Committee will continue to monitor the security during this period and, if there is a belief that the last closing price does not reflect the fair value of such security, then the value of such security will be determined by the Committee based on factors the Committee deems relevant. Whenever any such valuation determination is made, the Committee will monitor the market and other sources of information available to it in order to ascertain whether any change in circumstance would suggest a change in the value so determined.

The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount, if any, is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the fair value of the short positions. Subsequent fluctuations in market prices of securities sold short may require purchasing the securities at prices which may differ from the fair value reflected on the Statement of Assets and Liabilities. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized under the termination of a short sale. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Fund is liable for any distributions and dividends (collectively referred to as “Distributions”) paid on securities sold short and such amounts, if any, are reflected as a Distribution expense in the Statement of Operations. The Fund’s obligation to replace the borrowed security is secured by collateral deposited with the broker-dealer. The Fund also is required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the fair value of the securities sold short. The Fund did not participate in short selling activities for the period ended May 31, 2024.

C. Security Transactions, Investment Income and Expenses

Security transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains and losses are reported on a high cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLPs. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the distribution income received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

The Fund estimates the allocation of investment income and return of capital for the distributions received from its portfolio investments within the Statement of Operations. For the period ended May 31, 2024, the Fund has estimated approximately 50% of the distributions received from its portfolio investments to be return of capital.

Expenses are recorded on an accrual basis.

D. Distributions to Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The character of distributions to common shareholders made during the year may differ from their ultimate characterization for federal income tax purposes. The Fund’s distributions may include a return of capital to shareholders to the extent that distributions are in excess of the Fund’s net investment income and net capital gains, determined in accordance with U.S. federal income tax regulations. Distributions that are treated for U.S. federal income tax purposes as a return of capital will reduce each shareholder’s basis in his or her shares and, to the extent the return of capital exceeds such basis, will be treated as a gain to the shareholder from a sale of shares. Returns of shareholder capital may have the effect of reducing the Fund’s assets and increasing the Fund’s expense ratio. For the fiscal year ended November 30, 2023, the Fund’s distributions were 12%, or $1,402,319, ordinary income, and 88%, or $10,389,762, return of capital.1 The final character of distributions paid for the period ended May 31, 2024 will be determined in early 2025.

E. Federal Income Taxation

The Fund intends to qualify each year for special tax treatment afforded to a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (“IRC”). In order to qualify as a RIC, the Fund must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income (which includes ordinary income and the excess of net short- term capital gain over net long-term capital loss) and its “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss). The Fund intends to distribute at least annually substantially all of such income and gain. If the Fund retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if the Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

The Fund recognizes in the financial statements the impact of a tax position, if that position is more-likely- than-not to be sustained on examination by the taxing authorities, based on the technical merits of the position. Tax benefits resulting from such a position are measured as the amount that has a greater than fifty percent likelihood on a cumulative basis to be sustained on examination.

F. Cash and Cash Equivalents

The Fund considers all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

G. Cash Flow Information

The Fund makes distributions from investments, which include the amount received as cash distributions from MLPs, common stock dividends and interest payments. These activities are reported in the Statement of Changes in Net Assets, and additional information on cash receipts and payments is presented in the Statement of Cash Flows.

H. Indemnification

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under such indemnification arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I. Derivative Financial Instruments

The Fund provides disclosure regarding derivatives and hedging activity to allow investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position.

The Fund occasionally purchases and sells (“writes”) put and call equity options as a source of potential protection against a broad market decline. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Options are settled for cash.

1. For the period ended May 31, 2024, the Fund’s distributions are expected to be 100%, or $7,540,636, return of capital.

Purchased Options — Premiums paid by the Fund for purchased options are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the fair value of the option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. If the option is allowed to expire, the Fund will lose the entire premium paid and record a realized loss for the premium amount. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain/loss or cost basis of the security.

Written Options — Premiums received by the Fund for written options are included in the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the fair value of the written option and any change in fair value is recorded as unrealized appreciation or depreciation of options. Premiums received from written options that expire are treated as realized gains. The Fund records a realized gain or loss on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/ loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

There were no transactions in purchased options during the period ended May 31, 2024.

The average monthly fair value of written options during the period ended May 31, 2024 was $24,760.

The effect of derivative instruments on the Statement of Operations for the period ended May 31, 2024:

Liability Derivatives
Risk Exposure Category	Statement of Asset and Liabilities Location	Fair Value
Equity Contracts	Written options, at fair value	$—

Amount of Realized Gain on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under ASC 815	Purchased Options	Written Options	Total
Equity Contracts	$—	$451,863	$451,863

Amount of Unrealized Appreciation on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under ASC 815	Purchased Options	Written Options	Total
Equity Contracts	$—	$—	$—

There were no transactions in purchased options during the period ended May 31, 2024.

J. Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2020-04 Reference Rate Reform (Topic 848); Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform. The guidance is applicable to contracts referencing London Interbank Offered Rate (“LIBOR”) or another reference rate that is expected to be discontinued due to reference rate reform. The original guidance and the scope clarification become effective upon issuance in March 2020 and January 2021, respectively. However, the guidance in ASC 848 is temporary in nature and generally cannot be applied to contract modifications that occur after December 31, 2022 or hedging relationships entered into or evaluated after that date. In December 2022, FASB deferred ASU 2022-04 and issued ASU 2022-06, Reference Rate Reform: Deferral of the Sunset Date of Topic 848, which extends the application of the amendments through December 31, 2024. Management is evaluating and believes it is unlikely the ASU’s adoption will have a significant impact on the Fund’s financial statements.

3. Concentrations of Risk

The Fund, under normal market conditions, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of midstream energy investments. Therefore, the Fund may be subject to more risks than if they were more broadly diversified over numerous industries and sectors of the economy. General changes in market sentiment towards companies in the sectors in which they invest may adversely affect the Fund, and the performance of such sectors may lag behind the broader market as a whole.

The Fund is also subject to MLP structure risk. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

4. Agreements and Related Party Transactions

The Fund has entered into an Investment Management Agreement with the Adviser (the “Agreement”). Under the terms of the Agreement, the Fund pays the Adviser a fee, payable at the end of each calendar month, at an annual rate equal to 1.25% of the average weekly value of the Fund’s Managed Assets during such month for the services and facilities provided by the Adviser to the Fund. “Managed Assets” means the total assets of the Fund, minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of shares of preferred stock or other similar preference securities and/or (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objective and policies. The Fund’s Board of Trustees has approved a waiver of the advisory fees to be paid to the Adviser in the amount of 0.25% of the Fund’s Managed Assets. The Adviser earned $950,920 and waived $190,084 in advisory fees for the period ended May 31, 2024. The Adviser will not recoup any of the waived expenses from the Fund.

The Fund has engaged U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bancorp Global Fund Services (“Fund Services”) to serve as the Fund’s administrator. The Fund pays the administrator a monthly fee computed at an annual rate of 0.08% of the first $100,000,000 of the Fund’s average daily net assets, 0.05% on the next $200,000,000 of average daily net assets and 0.04% on the balance of the Fund’s average daily net assets, with a minimum annual fee of $45,000.

Fund Services serves as the Fund’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Fund’s custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s average daily market value, with a minimum annual fee of $4,800.

Fees paid to trustees for their services to the Fund are reflected as Trustees’ fees on the Statement of Operations.

5. Income Taxes

It is the Fund’s intention to continue to qualify as a RIC under Subchapter M of the IRC and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in its financial statements.

The Company follows ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires the Company to evaluate tax positions taken or expected to be taken in the course of preparing its consolidated financial statements to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are reserved and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences resulted in the reclassifications of $207,154 to additional paid-in capital and $207,154 from accumulated net losses.

The following information is provided on a tax basis as of November 30, 2023:

Cost of investments	$98,544,872
Gross unrealized appreciation	11,669,484
Gross unrealized depreciation	(3,789,560)
Net unrealized appreciation	7,879,924
Undistributed ordinary income	—
Undistributed long-term gains	—
Other accumulated losses	(10,839,334)
Accumulated net losses	$(2,959,410)

As of November 30, 2023, for federal income tax purposes, capital loss carryforwards of $10,839,334 were available as shown in the table below, to the extent provided by the Internal Revenue Code, to offset future realized capital gains through the years indicated.

Fiscal year ended capital losses	Amount	Expiration
November 30, 2020	$10,839,334	Annual Limit*
Total	$10,839,334

*	Losses acquired from The Cushing Energy Income Fund are subject to Sec. 382 annual limits of $188,142.

The Fund utilized $297,342 of capital loss carryforward during the fiscal year ended November 30, 2023.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. All tax years beginning with November 30, 2020 remain subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

6. Fair Value Measurements

Various inputs that are used in determining the fair value of the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical securities

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three levels listed below.

		Fair Value Measurements at Reporting Date Using
Description	Fair Value at May 31, 2024	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Equity Securities
Common Stock(a)	$108,493,311	$108,493,311	$—	$—
Master Limited Partnerships and Related Companies(a)	49,636,725	49,636,725	—	—
Preferred Stock(a)	3,543,736	3,543,736	—	—
Total Equity Securities	161,673,772	161,673,772	—	—
Other
Short-Term Investments — Investment Companies(a)	1,403,542	1,403,542	—	—
Total Assets	$163,077,314	$163,077,314	$—	$—

(a)	All other industry classifications are identified in the Schedule of Investments. The Fund did not hold Level 3 investments at any time during the period ended May 31, 2024.

7. Investment Transactions

For the period ended May 31, 2024, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $159,811,168 and $110,649,945 (excluding short-term securities), respectively. The Fund sold written options (proceeds) in the amount of $633,137.

8. Common Shares

The Fund had unlimited common shares of beneficial interest authorized and 2,918,943 shares outstanding as of May 31, 2024. Transactions in common shares for the fiscal year ended November 30, 2023 and period ended May 31, 2024 were as follows:

Shares at November 30, 2022	2,183,391
Shares issued through reinvestment of distributions	1,559
Shares at November 30, 2023	2,184,950
Shares issued through reinvestment of distributions	2,294
Shares issued in connection with exercising as rights offering	728,317
Shares issued in connection with at-the-market offering	3,382
Shares at May 31, 2024	2,918,943

On May 17, 2024, the Fund entered into a Distribution Agreement (the “Distribution Agreement”) with the Foreside Fund Services, LLC (the “Distributor”), pursuant to which the Fund may offer and sell up to 175,000 Common Shares, from time to time, through the Distributor, in transactions that are deemed to be “at-the-market” as defined in Rule 415 under the Securities Act of 1933. The minimum price on any day at which Common Shares may be sold will not be less than the then current net asset value per Common Share plus any commissions to be paid to the Distributor.

9. Borrowing Facilities

The Fund maintains a margin account arrangement with ScotiabankTM. The interest rate charged on margin borrowing is tied to the cost of funds for ScotiabankTM, which until May 31, 2023 approximated LIBOR plus 1.00%, and beginning June 1, 2023, approximates SOFR plus 1.00%. Proceeds from the margin account arrangement are used to execute the Fund’s investment objective.

The average principal balance and interest rate for the period during which the credit facilities were utilized during the period ended May 31, 2024 was $42,703,000 and 6.29%, respectively. As of May 31, 2024, the principal balance outstanding was $51,315,000 and accrued interest expense was $277,962.

10. Subsequent Events

Subsequent to May 31, 2024, the Fund declared monthly distributions to common shareholders in the amounts of $0.4500 per share, payable on June 28 and July 31, 2024, to shareholders of record on June 17 and July 16, 2024, respectively.

There were no additional subsequent events through the date the financial statements were issued that would require adjustments to or additional disclosure in these financial statements.

NXG Cushing® Midstream Energy Fund Additional Information (Unaudited) May 31, 2024

Changes to the Fund’s Name and Investment Policies

Fund Name

Effective as of April 3, 2023, the Fund’s name changed to NXG Cushing® Midstream Energy Fund. The Fund’s New York Stock Exchange ticker symbol, SRV, did not change in connection with the name change.

Principal Investment Strategies of the Fund

The Fund continues to pursue its investment objective to obtain a high after-tax total return from a combination of capital appreciation and current income. There can be no assurance that the Fund will achieve its investment objective.

Previously, the Fund pursued its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in a portfolio of infrastructure master limited partnerships (“MLPs”) and MLP-related investments (collectively, “MLP Investments”).

As of April 3, 2023, it is no longer a policy of the Fund to invest at least 80% of its net assets, plus any borrowings for investment purposes, in a portfolio of MLP Investments. Effective April 3, 2023, the Fund pursues its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in a portfolio of midstream energy investments. The Fund considers midstream energy investments to be investments that offer economic exposure to securities of midstream energy companies, which are companies that provide midstream services in the energy infrastructure sector, including the gathering, transporting, processing, fractionation, storing, refining and distribution of natural resources, such as natural gas, natural gas liquids, crude oil refined petroleum products, biofuels, carbon sequestration, solar, and wind. The Fund considers a company to be a midstream energy company if at least 50% of its assets, income, sales or profits are committed to, derived from or otherwise related to midstream energy services.

The Fund intends to continue to qualify to be treated as a RIC under the IRC. Therefore, the Fund will, as of the end of each fiscal quarter, invest no more than 25% of the value of the Fund’s total assets in the securities of MLPs and other entities treated as “qualified publicly traded partnerships” under the IRC.

The Fund will continue to be non-diversified and may continue to invest in companies of any market capitalization size.

No other changes to the Fund’s investment policies were made in connection with these changes, nor are any such further changes currently anticipated.

Trustee and Executive Officer Compensation

The Fund does not currently compensate any of its trustees who are interested persons nor any of its officers. For the period ended May 31, 2024 the aggregate compensation paid by the Fund to the independent trustees was $58,614. The Fund did not pay any special compensation to any of its trustees or officers. The Fund continuously monitors standard industry practices, and this policy is subject to change.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward- looking statements made herein. There is no assurance that the Fund’s investment objective will be attained.

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30 are available to stockholders without charge, upon request by calling the Fund toll-free at (800) 236-4424 and on the Fund’s website at www.cushingcef.com. Information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30 are also available to stockholders without charge on the SEC’s website at www.sec.gov.

Form N-PORT

The Fund files its complete schedule of portfolio holdings for each month of each fiscal year with the SEC on Form N-PORT. The Fund’s Form N-PORT for the third month of each Fund’s fiscal quarter and statement of additional information are available without charge by visiting the SEC’s website at www.sec.gov. In addition, you may review and copy the Fund’s Form N-PORT at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Portfolio Turnover

The portfolio turnover rate for the period ended May 31, 2024 was 50.16%. Portfolio turnover may vary greatly from period to period. The Fund does not consider portfolio turnover rate a limiting factor in the Adviser’s execution of investment decisions, and the Fund may utilize investment and trading strategies that may involve high portfolio turnover. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Certifications

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution and Dividend Reinvestment Plan

How the Plan Works

Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent, all dividends and distributions (collectively referred to in this section as “dividends”) declared for your common shares of the Fund will be automatically reinvested by U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bancorp Global Fund Services (the “Plan Agent”), agent for stockholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. The Plan Agent will open an account for each common stockholder under the Plan in the same name in which such common stockholder’s common shares are registered. Whenever the Fund declares a dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly-issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.

If, on the payment date for any dividend, the market price per common share plus per share fees (which include any brokerage commissions the Plan Agent is required to pay) is greater than the net asset value per common share, the Plan Agent will invest the dividend amount in newly issued common shares, including fractions, on behalf of the participants. The number of newly issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date. If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus per share fees, the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

Participation in the Plan

If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written or telephonic instructions to the Plan Agent, as dividend paying agent, or by contacting the Plan Agent via their website at the address set out below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

Plan Fees

There will be no per share fees with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

Tax Implications

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional common shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes.

Contact Information

For more information about the plan, you may contact the Plan Agent in writing at PO Box 708, Milwaukee, WI 53201-0701, or by calling the Plan Agent at 1-800-662-7232.

Privacy Policy

In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Fund’s other stockholders or the Fund’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Fund’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Other Information for Stockholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase its common shares of beneficial interest in the open market.

This report is sent to stockholders of NXG Cushing Midstream Energy Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The Fund makes available performance and certain other on its website at www.nxgim.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Fund. This reference to the Fund’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate the Fund’s website in this report.

Annual Shareholder Meeting Results

The annual meeting of shareholders of the Fund was held on May 23, 2024. The matters considered at the meeting, along with the vote tabulations relating to such matters were as follows:

To elect Ms. Andrea N. Mullins as a Class II Trustee of the Fund to hold office for a three-year term expiring at the Fund’s 2027 annual meeting, or until a successor is elected and duly qualified.

	For	Withheld
Andrea N. Mullins	1,750,662	52,273

NXG Cushing® Midstream Energy Fund Board Approval of Investment Management Agreement (Unaudited) May 31, 2024

On May 23, 2024, the Board of Trustees (the “Board,” members of which are referred to collectively as the “Trustees”) of the NXG Cushing Midstream Energy Fund (the “Fund”) met in person to discuss, among other things, the approval of the Investment Management Agreement (the “Agreement”) between Cushing® Asset Management, LP d/b/a NXG Investment Management (the “Adviser”) and the Fund.

Activities and Composition of the Board

The Board is comprised of four Trustees, three of whom are not “interested persons,” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (the “Independent Trustees”). The Trustees are responsible for oversight of the operations of the Fund and perform the various duties imposed by the 1940 Act on the trustees of investment companies. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. Prior to its consideration of the Agreement, the Trustees received and reviewed information provided by the Adviser. The Trustees also received and reviewed information responsive to requests from independent counsel to assist it in its consideration of the Agreement. Before the Trustees voted on the approval of the Agreement, the Independent Trustees met with independent legal counsel during executive session and discussed the Agreement and related information.

Consideration of Nature, Extent and Quality of the Services

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund under the Agreement, including the Adviser’s Form ADV and other background materials supplied by the Adviser.

The Board reviewed and considered the Adviser’s investment advisory personnel, its history, and the amount of assets currently under management by the Adviser. The Board also reviewed the research and decision-making processes used by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, strategies, policies, and restrictions of the Fund.

The Board considered the background and experience of the Adviser’s management in connection with the Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team members primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of the Fund’s actual and potential investments.

The Board also reviewed certain of the Adviser’s policies and procedures, including the Adviser’s Code of Ethics.

The Board determined that the nature, extent and quality of services to be rendered by the Adviser under the Agreement were adequate.

Consideration of Advisory Fees and the Cost of the Services

The Board considered the information they received comparing the Fund’s contractual annual advisory fee and overall expenses, to the extent available, with a peer group of competitor closed-end funds determined by FUSE Research Network LLC (“FUSE”). The Board discussed the funds contained in the peer groups and universes and the general methodology used by FUSE in preparing its report. The Board further determined that because the Fund’s advisory fee waiver is a direct reduction of the advisory fee payable by the Fund and not sensitive to other fund operating expenses, the Board would use the Fund’s contractual advisory fee net of its contractual advisory fee waiver for the purposes of evaluating advisory fees and related costs of the services rendered to the Fund.

The Board determined that the Fund’s peer group was small, consisting of only six funds (including the Fund), and that the Fund’s total net expense ratio of 1.865% was in the second least expensive quartile with respect to its peer group, and the Fund’s contractual advisory fee of 1.25%, as reduced to 1.00% to account for the 0.25% contractual advisory fee waiver was in the second least expensive quartile with respect to the median contractual advisory fee for its peer group.

Consideration of Investment Performance

The Board noted that it regularly reviews the performance of the Fund throughout the year. The Board reviewed performance information provided by FUSE for periods ending February 29, 2024, comparing the performance of the Fund against its peer group over several time horizons, and using different performance metrics, including but not limited to the comparative performance of the Fund in terms of net asset value (NAV) and market price.

The Trustees noted that the Fund’s peer group was small, consisting of only six funds (including the Fund) for the one-year, three year, five-year, and ten-year periods. The Board determined that the Fund’s performance based on NAV was in the highest performing quartile for the five-year period, the second lowest performing quartile for the one- and ten-year periods, and in the lowest performing quartile for the three-year period. With respect to the Fund’s performance based on market price, the Board determined that the Fund’s performance was in the highest performing quartile over each period except for the ten-year period, in which the Fund’s performance was in the second lowest performing quartile.

Consideration of Comparable Accounts

The Board reviewed the other accounts and investment vehicles managed by the Adviser and discussed the similarities and differences between these accounts and the Fund.

The Board determined that, bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to the Adviser’s other clients employing a comparable strategy to the Fund was not indicative of any unreasonableness with respect to the advisory fees proposed to be payable by the Fund.

Consideration of Profitability

The Board received and considered a profitability analysis prepared by the Adviser, using a template developed in consultation with counsel to the Independent Trustees, that set forth the fees payable by the Fund under the Agreement and the expenses incurred by the Adviser in connection with the operation of the Fund. The Board used this analysis to evaluate the fairness of the profits realized and anticipated to be realized by the Adviser with respect to the Fund.

The Board considered the profitability of the Adviser with respect to the Fund and the assumptions made by the Adviser in the profitability analysis. The Board noted that the Fund was profitable to the Adviser, both before and after distribution expenses. The Board determined that, with respect to the Fund, the profit to the Adviser was not unreasonable.

Consideration of Economies of Scale

The Board considered whether economies of scale in the provision of services to the Fund had been or would be passed along to the shareholders under the Agreement. The Board determined there were no material economies of scale accruing to the Adviser in connection with its relationship with the Fund.

Consideration of Other Benefits

The Board reviewed and considered any other incidental benefits derived or to be derived by the Adviser from its relationship with the Fund, including but not limited to soft dollar arrangements. The Board determined there were no material incidental benefits accruing to the Adviser in connection with its relationship with the Fund.

Conclusion

In approving the Agreement and the fees charged under the Agreement, the Board concluded that no single factor reviewed by the Board was identified by the Board to be determinative as the principal factor in whether to approve the Agreement. The summary set out above describes the most important factors, but not all matters, considered by the Board in coming to its decision regarding the Agreement. On the basis of such information as the Board considered necessary to the exercise of its reasonable business judgment and its evaluation of all of the factors described above, and after much discussion, the Board concluded that each factor they considered, in the context of all of the other factors they considered, favored approval of the Agreement. It was noted that it was the judgment of the Board that approval of the Agreement was consistent with the best interests of the Fund and its shareholders.

NXG Cushing® Midstream Energy Fund

TRUSTEES Brian R. Bruce Andrea N. Mullins Ronald P. Trout John H. Alban
EXECUTIVE OFFICERS John Musgrave Chief Executive Officer and President Blake R. Nelson Chief Financial Officer, Treasurer and Secretary Jeffrey Engelsman Chief Compliance Officer
INVESTMENT ADVISER Cushing® Asset Management d/b/a NXG Investment Management 600 N. Pearl Street, Suite 1205 Dallas, TX 75201
ADMINISTRATOR U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bancorp Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

CUSTODIAN U.S. Bank, N.A. 1555 N. River Center Drive, Suite 302 Milwaukee, WI 53212
TRANSFER AGENT U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bancorp Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
LEGAL COUNSEL Skadden, Arps, Slate, Meagher & Flom LLP 320 South Canal Street Chicago, IL 60606
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 2323 Victory Avenue, Suite 2000 Dallas, TX 75219

NOT FDIC INSURED | NOT BANK GUARANTEED | MAY LOSE VALUE

NXG Cushing® Midstream Energy Fund

Investment Adviser NXG Investment Management 600 N Pearl Street Suite 1205 Dallas, TX 75201 (214) 692-6334 (888) 777-2346 www.nxgim.com

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 9. Proxy Disclosure for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

See Item 1(a).

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 12/01/23-12/31/23	0	0	0	0
Month #2 01/01/24-01/31/24	0	0	0	0
Month #3 02/01/24-02/29/24	0	0	0	0
Month #4 03/01/24-03/31/24	0	0	0	0
Month #5 04/01/24-04/30/24	0	0	0	0
Month #6 05/01/24-05/31/24	0	0	0	0
Total	0	0	0	0

Item 15. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 16. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal [year/period] reported on this Form N-CSR.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or national securities association upon which the registrant’s securities are listed. Not applicable.

(3) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	NXG Cushing Midstream Energy Fund

By (Signature and Title)*	/s/ John Musgrave
John Musgrave, President & Chief Executive Officer

Date	8/9/24

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John Musgrave
John Musgrave, President & Chief Executive Officer

Date	8/9/24

By (Signature and Title)*	/s/ Blake R. Nelson
Blake R. Nelson, Chief Financial Officer and Treasurer

Date	8/9/24